                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY SOARED TO DIZZYING HEIGHTS IN THE FIRST HALF OF 2000 AND BEGAN A SHARP SLOWDOWN LATER IN THE YEAR THAT CONTINUED INTO 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.1 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN BROUGHT RECESSION FEARS TO THE FOREFRONT AND EFFECTIVELY QUASHED BUSINESS AND CONSUMER DEMAND, SPENDING ON EXPORTS AND MANUFACTURING ACTIVITY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS WERE LARGELY HELD IN CHECK AS CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY COMBINED TO CURB CONSUMER SPENDING. WITH THIS PROVERBIAL TIGHTENING OF THE PURSE STRINGS AND SINKING CONSUMER CONFIDENCE, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

DESPITE THIS DRAMATIC TURN OF EVENTS, THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS--REGISTERING 4.2 PERCENT IN FEBRUARY.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.5 PERCENT IN THE 12 MONTHS ENDED FEBRUARY 28. WITH INFLATION IN CHECK AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT MADE A SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, AND ANOTHER HIGHLY ANTICIPATED CUT OF 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING ON JANUARY 31, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY PREDICTED ADDITIONAL RATE CUTS FOR THE FIRST HALF OF 2001 AS THE FED TRIES TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 1999--February 28, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Feb 99                                                                      4.75                               1.70
                                                                            4.75                               1.80
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the consumer price index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    6.80%      6.40%      6.40%
-------------------------------------------------------------------------
Six-month total return(2)                 1.74%      2.40%      5.40%
-------------------------------------------------------------------------
One-year total return(2)                  5.10%      5.48%      8.48%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.98%      4.96%      5.22%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 7.05%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.94%      5.76%(3)    4.77%
-------------------------------------------------------------------------
Commencement date                      09/23/71   09/28/92   08/30/93
-------------------------------------------------------------------------
Distribution rate(4)                      6.11%      5.68%      5.68%
-------------------------------------------------------------------------
SEC Yield(5)                              5.87%      5.47%      5.47%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and up to 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is up to 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended February 28, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of February 28, 2001
- AAA/Aaa............   6.5%   [PIE CHART]
- AA/Aa..............   9.3%
- A/A................  22.4%
- BBB/Baa............  52.6%
- BB/Ba..............   8.6%
- B/B................   0.6%
As of August 31, 2000
- AAA/Aaa............   3.5%   [PIE CHART]
- AA/Aa..............   5.2%
- A/A................  21.4%
- BBB/Baa............  60.1%
- BB/Ba..............   9.6%
- B/B................   0.2%

Based upon the credit quality ratings as issued by Standard & Poor's/Moody's, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending February 28, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/00                                                                            0.0345
10/00                                                                           0.0345
11/00                                                                           0.0345
12/00                                                                           0.0355
1/01                                                                            0.0355
2/01                                                                            0.0355

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       February 28, 2001                   August 31, 2000
Finance                                                                            22.30                             18.00
Consumer Services                                                                  12.70                             16.10
Utilities                                                                          12.60                             11.10
Government Obligations                                                             10.00                              7.10
Energy                                                                              9.40                             11.60

Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN CORPORATE
BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. KELLY GILBERT, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1990. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND ITS PERFORMANCE WITHIN THAT ENVIRONMENT?

A   It was a challenging and highly
volatile period for corporate bond investors. Market conditions during the first four months of the reporting period were quite difficult, but the last two months saw a sharp improvement.

    During the fourth quarter of 2000, investors reacted negatively to a rapidly slowing U.S. economy and a rising default rate among bond issuers. By the end of the calendar year, gross domestic product (GDP) growth dipped below 2 percent and bond default rates climbed nearly 8 percent. These conditions, when combined with investors' concerns about the sluggish economy and its effects on corporate earnings, fueled investors' reluctance to commit money to the corporate bond market.

    Meanwhile, just as some companies were finding it increasingly difficult to honor their debts, banks were tightening their credit standards and increasing loan reserves--signaling a more restrictive financing environment. Weakening fundamentals--such as poor earnings, workforce layoffs, declining consumer and business spending, and weak retail sales--only reinforced the negative tone of the market.

    With lower demand and less liquidity in the market, bond prices came under increasing pressure and steadily declined during the last few months of 2000. Because investors perceived a greater risk in the markets, we began to see higher yields and wider yield spreads. By the end of November 2000, these spreads--which simply reflect the difference in yield between corporate bonds and lower-risk bonds--had reached record-high levels of approximately 265 basis points.

    Investor sentiment began to turn the corner in mid-December, sparked by the growing belief among investors that the Federal Reserve Board would try to stimulate the slowing economy with a cut in short-term interest rates. This speculation, combined with the relative cheapness of corporate debt securities, helped bring more money into the market in late December.

    Then, in January 2001, the Fed moved aggressively to stimulate economic growth, lowering short-term interest rates by a full percentage point. The Fed's actions sparked a vigorous rally that lasted into mid-February. In fact, this rebound led to significant narrowing of yield spreads--capturing 50 percent of the spread widening that occurred the year before. Many investors believed more cuts were imminent, but interest rates remained at 5.50 percent at the end of the reporting period.

    For the six months through February 28, 2001, the fund produced a total return of 6.80 percent (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Corporate Bond Index produced a total return of 7.53 percent and the Lipper Corporate BBB-Rated Index produced a total return of 6.53 percent for the same period. The Lehman Brothers Corporate Bond Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more that the fund's adviser believes is an appropriate benchmark for the fund. The Lipper Corporate BBB-Rated Index is an index of funds with similar investment objectives as the fund. These indexes are unmanaged and their returns do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY WHEN MANAGING THE PORTFOLIO?

A   In response to the difficult market
conditions we faced during the earlier part of the reporting period, we adopted a more defensive approach. For example, we believed it was important to remain highly diversified, allocating the fund's assets among a wide range of issuers and industries. As of February 2001, the fund held approximately 155 individual bond issues, up from about 120 at the beginning of the period.

    Also, we shored up the portfolio's credit quality by maintaining a position in highly liquid, high-quality Treasury and government agency securities. These accounted for roughly 10 percent of the portfolio's net assets as of February 28, 2001.

    We also selectively added some BB rated credits to the fund. This increased the portfolio's allocation in this sector to around 9 percent of assets, down from 10 percent. Looking at specific industry sectors, we added to the fund's holdings in energy, defense, and cable media because of their solid fundamentals. Energy companies have benefited from high fuel prices, increased cash flow, and lower debt levels, while defense issues are expected to be lifted by the increased government spending proposed by the new Republican administration. Demand for cable media products should remain strong even if the economy remains sluggish. Some of the battered telecommunications issues started to look attractive, but we limited our exposure to this sector by remaining selective.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE PORTFOLIO UNDER THESE CIRCUMSTANCES?

A   A major challenge was investing
amid the rising rate of defaults in the corporate market. On a monthly basis, defaults were in the 3 to 6 percent range for much of 2000 but went as high as
7.7 percent in December--and Moody's forecasted even higher default rates through 2001. The fund, however, experienced no defaults in the last six months, which reflects well on our credit research efforts.

    The portfolio's structure, which involves holding issues across the AAA to B rated spectrum, to achieve an approximate median rating of BBB, is intended to defray some of the risk inherent in this type of credit environment. Essentially, we have positioned the portfolio to capture a yield boost from issues that are lower rated but exhibiting strong, positive momentum, while balancing the portfolio with highly liquid, widely respected issuers at the high end of the credit quality spectrum.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   Clearly the economic slowdown
has affected the credit sectors, but we believe the market has already priced in the possibility of a recession and now presents some attractive opportunities. The economy's growth rate will be the key to the market's behavior in the near term. While some market analysts expect a sharp "V-shaped" recovery, we anticipate it will take one or two quarters for economic activity to pick up sufficiently and justify a sustained rally in the bond market.

    It is also likely the Fed will continue to ease interest rates in the very near future, and prospects look good for some form of legislative tax relief. These factors are expected to help keep the economy from sliding into a recession--or, at the very least, help ward off a deep recessionary period.

    With yield spreads wide and prices relatively cheap compared to historical levels, continued improvement in the economy are expected to have a positive impact on the market's performance.

    We believe the fund is well positioned for a slow, gradual recovery, as we expect to maintain some of the more defensive aspects of the portfolio, such as broad diversification, an emphasis on highly liquid issuers, and a continued reliance on diligent credit research. The technical indicators in the marketplace appear reasonably sound, but some of the fundamental measures of market potential are questionable. We will remain focused on identifying companies we believe will remain financially sound and perform well in a range of market conditions.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Mutual fund shares are generally divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFAULT: The failure to make required debt payments on time.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          CORPORATE BONDS  88.3%
          AEROSPACE & DEFENSE  0.8%
$1,000    Lockheed Martin Corp. ...................... 8.200%   12/01/09   $  1,109,859
 1,000    Lockheed Martin Corp. ...................... 8.500    12/01/29      1,153,796
                                                                           ------------
                                                                              2,263,655
                                                                           ------------
          CONSUMER DISTRIBUTION  3.2%
 2,000    ConAgra, Inc. .............................. 7.875    09/15/10      2,173,722
   250    K Mart Corp. ............................... 9.375    02/01/06        247,981
 2,000    Nabisco, Inc. .............................. 7.550    06/15/15      2,023,562
 1,250    Safeway, Inc. .............................. 7.250    02/01/31      1,247,185
 1,500    Target Corp. ............................... 6.350    01/15/11      1,526,835
 1,250    Wal-Mart Stores, Inc. ...................... 6.875    08/10/09      1,331,889
                                                                           ------------
                                                                              8,551,174
                                                                           ------------
          CONSUMER DURABLES  1.4%
   750    Brunswick Corp. ............................ 7.125    08/01/27        689,398
 2,000    DaimlerChrysler NA Holding.................. 7.750    05/27/03      2,053,500
 1,000    Ford Motor Co. ............................. 7.450    07/16/31        970,781
                                                                           ------------
                                                                              3,713,679
                                                                           ------------
          CONSUMER FINANCE  1.6%
   600    Capital One Bank............................ 8.250    06/15/05        625,985
 2,000    Ford Motor Credit Co. ...................... 6.700    07/16/04      2,028,718
 1,500    Ford Motor Credit Co. ...................... 7.375    10/28/09      1,535,895
                                                                           ------------
                                                                              4,190,598
                                                                           ------------
          CONSUMER NON-DURABLES  1.8%
 1,000    Anheuser-Busch Companies, Inc. ............. 7.550    10/01/30      1,119,772
 1,000    Constellation Brands, Inc., 144A-Private
          Placement (a)............................... 8.000    02/15/08      1,015,000
 2,500    Pepsi Bottling Group, Inc. ................. 7.000    03/01/29      2,567,042
                                                                           ------------
                                                                              4,701,814
                                                                           ------------
          CONSUMER SERVICES  12.5%
 1,000    Allied Waste NA, Inc., 144A-Private
          Placement (a)............................... 8.875    04/01/08      1,030,000
   250    Argosy Gaming Co., 144A-Private Placement
          (a)......................................... 10.750   06/01/09        267,500
   500    Charter Communications Holdings, 144A-
          Private Placement (a)....................... 8.250    04/01/07        485,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CONSUMER SERVICES (CONTINUED)
$2,500    Clear Channel Communications, Inc. ......... 7.250%   10/15/27   $  2,419,300
 1,000    Comcast Cable Communications................ 6.375    01/30/06      1,006,853
 1,000    Comcast Cable Communications................ 8.125    05/01/04      1,057,333
 1,250    CSC Holdings, Inc. ......................... 7.875    12/15/07      1,290,625
 2,500    CSC Holdings, Inc. ......................... 7.875    02/15/18      2,418,750
 1,000    Harcourt General, Inc. ..................... 7.200    08/01/27        876,404
 1,250    Harcourt General, Inc. ..................... 8.875    06/01/22      1,327,990
 2,000    ITT Corp. .................................. 6.750    11/15/05      1,962,500
 2,000    Liberty Media Corp. ........................ 8.250    02/01/30      1,858,150
 1,250    Liberty Property LP......................... 8.500    08/01/10      1,344,310
 1,000    MGM Mirage, Inc. ........................... 8.375    02/01/11      1,002,500
 3,000    News America Holdings, Inc. ................ 8.875    04/26/23      3,193,377
   500    Station Casinos, Inc., 144A-Private
          Placement (a)............................... 8.375    02/15/08        502,500
 1,500    Stewart Enterprises, Inc. .................. 6.400    05/01/03      1,247,085
 2,000    TCI Communications, Inc. ................... 9.250    01/15/23      2,144,276
 1,900    Time Warner Entertainment Co. .............. 8.375    07/15/33      2,112,739
 3,000    Viacom, Inc. ............................... 7.750    06/01/05      3,188,499
   500    Viacom, Inc. ............................... 7.875    07/30/30        547,919
 2,000    Walt Disney Co. ............................ 7.300    02/08/05      2,130,496
                                                                           ------------
                                                                             33,414,106
                                                                           ------------
          ENERGY  9.2%
 1,000    Ashland Oil, Inc. .......................... 8.800    11/15/12      1,144,880
   750    Barrett Resources Corp. .................... 7.550    02/01/07        732,187
 1,000    El Paso Energy Corp. ....................... 6.950    12/15/07      1,027,616
   500    Grant Prideco, Inc., 144A-Private Placement
          (a)......................................... 9.625    12/01/07        520,000
 1,000    Gulf Canada Resources Ltd. (Canada)......... 7.125    01/15/11      1,019,363
 2,000    Norcen Energy Resources Ltd. (Canada)....... 7.375    05/15/06      2,099,768
 1,000    Oryx Energy Co. ............................ 8.125    10/15/05      1,064,449
 2,550    PDV America, Inc. .......................... 7.875    08/01/03      2,523,233
 1,500    Petroliam Nasional Berhad, 144A-Private
          Placement (Malaysia) (a).................... 7.625    10/15/26      1,362,256
 5,000    Phillips Petroleum Co. ..................... 8.860    05/15/22      5,311,820
 1,000    R & B Falcon Corp., Ser B................... 6.500    04/15/03        996,250
 4,000    Union Oil Co. .............................. 9.125    02/15/06      4,503,544
 1,000    USX Corp. .................................. 6.650    02/01/06      1,005,960
 1,250    Williams Companies, Inc., 144A-Private
          Placement (a)............................... 7.500    01/15/31      1,267,111
                                                                           ------------
                                                                             24,578,437
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FINANCE  21.9%
$2,750    Abbey National PLC (United Kingdom)......... 7.350%   10/29/49   $  2,727,175
 3,500    American Re Corp., Ser B.................... 7.450    12/15/26      3,652,344
 2,000    Avalonbay Communities, Inc. ................ 7.500    08/01/09      2,026,244
   500    Banco Santiago (Chile)...................... 7.000    07/18/07        479,189
 2,000    Bank of America Corp. ...................... 7.400    01/15/11      2,093,946
 1,000    Bank One Corp. ............................. 7.625    08/01/05      1,060,388
 1,250    BB&T Corp. ................................. 6.375    06/30/05      1,246,972
   500    BB&T Corp. ................................. 7.250    06/15/07        515,803
 2,000    Boeing Capital Corp. ....................... 7.375    09/27/10      2,180,146
 2,000    Citigroup, Inc. ............................ 7.250    10/01/10      2,118,566
 2,000    Conseco, Inc. .............................. 8.500    10/15/02      1,890,000
 1,000    Firstar Bank NA............................. 7.125    12/01/09      1,042,866
 2,000    General Electric Capital Corp. ............. 6.500    12/10/07      2,070,252
 2,000    General Motors Acceptance Corp. ............ 7.480    02/28/03      2,067,700
 1,000    Goldman Sachs Group, Inc. .................. 7.800    01/28/10      1,082,711
 1,500    Household Finance Corp. .................... 8.375    11/15/01      1,532,094
 2,500    International Lease Finance Corp. .......... 8.375    12/15/04      2,709,642
 1,000    JP Morgan Chase & Co. ...................... 6.750    02/01/11      1,023,428
 1,875    Korea Development Bank (Korea).............. 6.500    11/15/02      1,887,583
 2,000    Lehman Brothers Holdings, Inc. ............. 8.500    05/01/07      2,194,628
 1,000    National Australia Bank Ltd. (Australia).... 8.600    05/19/10      1,138,228
 2,000    Nordbanken AB, 144A-Private Placement
          (Sweden) (a)................................ 7.250    11/12/09      2,068,868
 2,000    Paine Webber Group, Inc. ................... 6.375    05/15/04      2,051,896
   500    Pemex Project Funding, 144A-Private
          Placement (a)............................... 9.125    10/13/10        503,750
 1,000    PNC Funding Corp. .......................... 6.875    07/15/07      1,034,536
 2,570    PNPP II Funding Corp. ...................... 8.510    11/30/06      2,685,145
 2,000    Qwest Capital Funding, Inc., 144A-Private
          Placement (a)............................... 7.900    08/15/10      2,095,022
 4,500    Ryder Systems, Inc. ........................ 9.250    05/15/01      4,523,908
 1,000    Societe Generale, 144A-Private Placement
          (France) (a)................................ 7.850    04/29/49      1,000,806
 1,000    Sprint Capital Corp. ....................... 6.125    11/15/08        917,775
 1,500    Sprint Capital Corp. ....................... 7.125    01/30/06      1,502,366
 1,500    Verizon Global Funding Corp., 144A-Private
          Placement (a)............................... 6.750    12/01/05      1,543,749
 1,890    Washington Mutual Capital I................. 8.375    06/01/27      1,802,457
                                                                           ------------
                                                                             58,470,183
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          HEALTHCARE  0.9%
$1,000    Columbia HCA Healthcare Corp. .............. 6.910%   06/15/05   $    992,033
 1,500    Tenet Healthcare Corp. ..................... 8.000    01/15/05      1,537,500
                                                                           ------------
                                                                              2,529,533
                                                                           ------------
          HOTEL & LODGING  0.9%
 2,500    Park Place Entertainment Corp. ............. 7.950    08/01/03      2,547,043
                                                                           ------------

          INTEGRATED TELECOMMUNICATION SERVICES  0.4%
 1,000    GTE Corp. .................................. 7.510    04/01/09      1,051,920
                                                                           ------------

          MOVIES & ENTERTAINMENT  0.4%
 1,000    Time Warner, Inc. .......................... 7.975    08/15/04      1,061,312
                                                                           ------------

          OIL & GAS  1.1%
 1,800    Amerada Hess Corp. ......................... 7.875    10/01/29      1,955,381
 1,000    Transcontinental Gas Pipe Line Corp. ....... 7.250    12/01/26        958,049
                                                                           ------------
                                                                              2,913,430
                                                                           ------------
          OIL & GAS REFINING & MARKETING  1.9%
 2,500    Ashland, Inc. .............................. 6.860    05/01/09      2,457,835
 2,500    Coastal Corp. .............................. 7.500    08/15/06      2,635,650
                                                                           ------------
                                                                              5,093,485
                                                                           ------------
          PRINTING, PUBLISHING & BROADCASTING  0.1%
   250    Adelphia Communications Corp., Ser B........ 9.250    10/01/02        251,250
                                                                           ------------

          PRODUCER MANUFACTURING  3.6%
 1,000    Cemex SA de C.V., 144A-Private Placement
          (Mexico) (a)................................ 8.625    07/18/03      1,022,500
 1,000    Dow Chemical Co. ........................... 7.375    11/01/29      1,055,700
 2,500    Enron Corp. ................................ 7.125    05/15/07      2,582,963
 1,250    Northrop Grumman Corp. ..................... 7.000    03/01/06      1,280,343
 1,000    Tyco International Group SA (Luxembourg).... 6.125    11/01/08        991,546
 1,000    Tyco International Group SA (Luxembourg).... 6.750    02/15/11      1,012,884
 1,750    Waste Management, Inc. ..................... 7.000    10/01/04      1,767,420
                                                                           ------------
                                                                              9,713,356
                                                                           ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  4.0%
 2,000    Abitibi-Consolidated, Inc. (Canada)......... 8.300    08/01/05      2,095,598
 1,000    Carter Holt Harvey Ltd. (New Zealand)....... 8.375    04/15/15      1,065,350
 2,500    Georgia-Pacific Corp. ...................... 9.950    06/15/02      2,553,140
 1,750    Idex Corp. ................................. 6.875    02/15/08      1,592,115
 1,000    IMC Global, Inc. ........................... 6.875    07/15/07        858,753

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$  450    Sequa Corp. ................................ 9.000%   08/01/09   $    456,750
 2,000    Tosco Corp. ................................ 8.250    05/15/03      2,112,204
                                                                           ------------
                                                                             10,733,910
                                                                           ------------
          REAL ESTATE MGMT. & DEVELOPMENT  0.8%
 2,000    EOP Operating LP............................ 7.750    11/15/07      2,110,100
                                                                           ------------

          RETAIL  1.2%
 3,000    Fred Meyer, Inc. ........................... 7.375    03/01/05      3,131,940
                                                                           ------------

          TECHNOLOGY  1.0%
   250    Amkor Technology, Inc., 144A-Private
          Placement (a)............................... 9.250    02/15/08        243,750
 1,250    Raytheon Co. ............................... 6.750    08/15/07      1,265,229
   250    Spectrasite Holdings, Inc., Ser B,
          144A-Private Placement (a).................. 12.500   11/15/10        263,750
 1,000    Sun Microsystems, Inc. ..................... 7.500    08/15/06      1,024,246
                                                                           ------------
                                                                              2,796,975
                                                                           ------------
          TELECOMMUNICATIONS  0.8%
 2,000    Vodafone Airtouch PLC, 144A-Private
          Placement (United Kingdom) (a).............. 7.750    02/15/10      2,144,286
                                                                           ------------

          TRANSPORTATION  6.4%
 3,000    AMR Corp. .................................. 9.500    05/15/01      3,010,413
 1,000    Burlington Northern Santa Fe Corp. ......... 7.125    12/15/10      1,029,850
 1,500    Canadian National Railway Co. (Canada)...... 7.625    05/15/23      1,543,070
 2,000    Delta Airlines, Inc. ....................... 9.750    05/15/21      2,005,930
 4,000    Union Pacific Corp. ........................ 8.350    05/01/25      4,305,440
 5,000    United Airlines, Inc., Ser 91A2............. 10.020   03/22/14      5,376,325
                                                                           ------------
                                                                             17,271,028
                                                                           ------------
          UTILITIES  12.4%
 1,000    360 Communications Co. ..................... 7.125    03/01/03      1,023,068
 1,000    AES Corp. .................................. 9.500    06/01/09      1,060,000
 1,000    Arizona Public Service Co. ................. 8.750    01/15/24      1,053,938
 2,000    Arizona Public Service Co. ................. 9.500    04/15/21      2,079,382
 1,000    AT&T Canada, Inc. (Canada).................. 7.650    09/15/06      1,013,904
   250    BRL Universal Equipment, 144A-Private
          Placement (a)............................... 8.875    02/15/08        256,250
 1,000    Calpine Corp. .............................. 8.625    08/15/10      1,030,000
 2,000    Cleveland Electric Illuminating Co. ........ 7.625    08/01/02      2,046,490
 2,000    CMS Energy Corp., Ser B..................... 6.750    01/15/04      1,930,000
 3,000    Cox Communications, Inc. ................... 6.875    06/15/05      3,068,022

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          UTILITIES (CONTINUED)
$  250    Dobson Communications Corp. ................ 10.875%  07/01/10   $    266,250
 1,435    Global Crossing Holdings Ltd. (Bermuda)..... 9.125    11/15/06      1,420,650
 1,000    Gulf States Utilities Co. .................. 8.940    01/01/22      1,070,079
 1,500    Israel Electric Corp., Ltd. (Israel)........ 8.250    10/15/09      1,575,080
   125    McLeodUSA, Inc. ............................ 11.375   01/01/09        130,938
 1,250    Niagara Mohawk Power Corp. ................. 7.375    08/01/03      1,291,924
 2,457    Niagara Mohawk Power Corp. ................. 7.625    10/01/05      2,583,255
 2,000    Southern Energy, Inc., 144A-Private
          Placement (a)............................... 7.900    07/15/09      1,987,840
 2,000    Sprint Corp. ............................... 8.125    07/15/02      2,049,998
   500    Telefonos de Mexico SA, 144A-Private
          Placement (Mexico) (a)...................... 8.250    01/26/06        499,500
   250    Tritel PCS, Inc., 144A-Private Placement
          (a)......................................... 10.375   01/15/11        253,438
   500    UtiliCorp United, Inc. ..................... 6.700    10/15/06        502,179
 2,000    Western Resources, Inc. .................... 6.875    08/01/04      1,939,840
 1,000    WorldCom, Inc. ............................. 8.250    05/15/10      1,043,498
 2,000    Yorkshire Power Finance Ltd., Ser.B (Cayman
          Islands).................................... 6.496    02/25/08      1,894,510
                                                                           ------------
                                                                             33,070,033
                                                                           ------------

TOTAL CORPORATE BONDS  88.3%............................................    236,303,247
                                                                           ------------

          GOVERNMENT OBLIGATIONS  9.9%
 5,300    Fannie Mae.................................. 7.000    07/15/05      5,665,318
 1,000    Malaysia (Malaysia)......................... 8.750    06/01/09      1,105,888
 1,500    Ontario Province (Canada)................... 7.625    06/22/04      1,597,676
 2,000    Province of Saskatchewan (Canada)........... 8.000    07/15/04      2,146,360
 2,500    Quebec Province (Canada).................... 8.800    04/15/03      2,680,375
 1,500    United Mexican States (Mexico).............. 8.375    01/14/11      1,468,125
   500    United Mexican States (Mexico).............. 8.500    02/01/06        510,625
 2,000    United Mexican States (Mexico).............. 10.375   02/17/09      2,192,500
 2,250    United States Treasury Bonds................ 6.250    05/15/30      2,508,752

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          GOVERNMENT OBLIGATIONS (CONTINUED)
$1,400    United States Treasury Notes................ 6.625%   05/15/07   $  1,531,530
 4,750    United States Treasury Notes................ 8.500    11/15/20      4,966,163
                                                                           ------------

TOTAL GOVERNMENT OBLIGATIONS  9.9%......................................     26,373,312
                                                                           ------------
TOTAL INVESTMENTS  98.2%
(Cost $256,303,112).....................................................    262,676,559
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.............................      4,833,221
                                                                           ------------

NET ASSETS  100.0%......................................................   $267,509,780
                                                                           ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $256,303,112).......................    $262,676,559
Receivables:
  Interest..................................................       4,620,652
  Fund Shares Sold..........................................       1,184,548
  Investments Sold..........................................         550,036
Other.......................................................         105,778
                                                                ------------
    Total Assets............................................     269,137,573
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         745,518
  Income Distributions......................................         291,859
  Distributor and Affiliates................................         151,187
  Investment Advisory Fee...................................          95,278
  Custodian Bank............................................          86,815
Trustees' Deferred Compensation and Retirement Plans........         145,538
Accrued Expenses............................................         111,598
                                                                ------------
    Total Liabilities.......................................       1,627,793
                                                                ------------
NET ASSETS..................................................    $267,509,780
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $269,665,099
Net Unrealized Appreciation.................................       6,373,447
Accumulated Undistributed Net Investment Income.............         431,872
Accumulated Net Realized Loss...............................      (8,960,638)
                                                                ------------
NET ASSETS..................................................    $267,509,780
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $187,135,295 and 28,173,738 shares of
    beneficial interest issued and outstanding).............    $       6.64
    Maximum sales charge (4.75%* of offering price).........             .33
                                                                ------------
    Maximum offering price to public........................    $       6.97
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $66,852,097 and 10,083,504 shares of
    beneficial interest issued and outstanding).............    $       6.63
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,522,388 and 2,039,541 shares of
    beneficial interest issued and outstanding).............    $       6.63
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 9,681,701
Other.......................................................        5,625
                                                              -----------
    Total Income............................................    9,687,326
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      582,742
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $220,426, $266,867 and $60,940,
  respectively).............................................      548,233
Shareholder Services........................................      293,134
Custody.....................................................       14,570
Legal.......................................................        5,675
Trustees' Fees and Related Expenses.........................          700
Other.......................................................      111,764
                                                              -----------
    Total Expenses..........................................    1,556,818
    Less Credits Earned on Cash Balances....................        1,551
                                                              -----------
    Net Expenses............................................    1,555,267
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,132,059
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,963,050)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (3,651,897)
  End of the Period.........................................    6,373,447
                                                              -----------
Net Unrealized Appreciation During the Period...............   10,025,344
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,062,294
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $16,194,353
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2001 and the Year Ended August 31, 2000 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 28, 2001    AUGUST 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  8,132,059        $ 15,257,323
Net Realized Loss...................................     (1,963,050)         (6,911,061)
Net Unrealized Appreciation During the Period.......     10,025,344           2,405,051
                                                       ------------        ------------
Change in Net Assets from Operations................     16,194,353          10,751,313
                                                       ------------        ------------

Distributions from Net Investment Income:
  Class A Shares....................................     (5,896,735)        (10,641,125)
  Class B Shares....................................     (1,774,061)         (3,030,816)
  Class C Shares....................................       (370,492)           (747,618)
                                                       ------------        ------------
Total Distributions.................................     (8,041,288)        (14,419,559)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      8,153,065          (3,668,246)
                                                       ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     52,689,698          83,746,065
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      6,183,789          10,767,529
Cost of Shares Repurchased..........................    (33,735,450)        (97,862,510)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..     25,138,037          (3,348,916)
                                                       ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............     33,291,102          (7,017,162)
NET ASSETS:
Beginning of the Period.............................    234,218,678         241,235,840
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $431,872
  and $341,101, respectively).......................   $267,509,780        $234,218,678
                                                       ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED               YEAR ENDED AUGUST 31,
CLASS A SHARES                          FEB. 28,     --------------------------------------
                                        2001(A)      2000(A)     1999      1998      1997
                                       ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 6.43      $ 6.53     $ 7.03    $ 6.97    $  6.65
                                         ------      ------     ------    ------    -------
  Net Investment Income...............      .22         .43        .43       .45        .49
  Net Realized and Unrealized Gain/
    Loss..............................      .20        (.12)      (.49)      .09        .31
                                         ------      ------     ------    ------    -------
Total from Investment Operations......      .42         .31       (.06)      .54        .80
Less Distributions from and in Excess
  of Net Investment Income............      .21         .41        .44       .48        .48
                                         ------      ------     ------    ------    -------
NET ASSET VALUE, END OF THE PERIOD....   $ 6.64      $ 6.43     $ 6.53    $ 7.03    $  6.97
                                         ======      ======     ======    ======    =======

Total Return (b)......................    6.80%*      5.01%     -1.02%     7.89%     12.46%
Net Assets at End of the Period (In
  millions)...........................   $187.1      $167.7     $172.9    $186.0    $ 160.9
Ratio of Expenses to Average Net
  Assets (c)..........................    1.08%       1.15%      1.08%     1.08%      1.13%
Ratio of Net Investment Income to
  Average Net Assets (c)..............    6.90%       6.80%      6.26%     6.40%      7.16%
Portfolio Turnover....................      41%*        94%        43%       17%        18%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(c) For the years ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED               YEAR ENDED AUGUST 31,
CLASS B SHARES                          FEB. 28,     --------------------------------------
                                        2001(A)      2000(A)     1999      1998      1997
                                       ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 6.42      $ 6.51     $ 7.01    $ 6.96    $  6.64
                                         ------      ------     ------    ------    -------
  Net Investment Income...............      .20         .39        .38       .41        .44
  Net Realized and Unrealized Gain/
    Loss..............................      .19        (.12)      (.49)      .07        .31
                                         ------      ------     ------    ------    -------
Total from Investment Operations......      .39         .27       (.11)      .48        .75
Less Distributions from and in Excess
  of Net Investment Income............      .18         .36        .39       .43        .43
                                         ------      ------     ------    ------    -------
NET ASSET VALUE, END OF THE PERIOD....   $ 6.63      $ 6.42     $ 6.51    $ 7.01    $  6.96
                                         ======      ======     ======    ======    =======

Total Return (b)......................    6.40%*      4.34%     -1.78%     6.95%     12.19%
Net Assets at End of the Period (In
  millions)...........................   $ 66.9      $ 54.5     $ 54.0    $ 53.8    $  34.0
Ratio of Expenses to Average Net
  Assets (c)..........................    1.75%       1.92%      1.86%     1.85%      1.91%
Ratio of Net Investment Income to
  Average Net Assets (c)..............    6.23%       6.03%      5.47%     5.59%      6.37%
Portfolio Turnover....................      41%*        94%        43%       17%        18%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of up to 1%.

(c) For the years ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED               YEAR ENDED AUGUST 31,
CLASS C SHARES                          FEB. 28,     --------------------------------------
                                        2001(A)      2000(A)     1999      1998      1997
                                       ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 6.42      $ 6.51     $ 7.01    $ 6.96    $  6.64
                                         ------      ------     ------    ------    -------
  Net Investment Income...............      .20         .39        .39       .42        .43
  Net Realized and Unrealized Gain/
    Loss..............................      .19        (.12)      (.50)      .06        .32
                                         ------      ------     ------    ------    -------
Total from Investment Operations......      .39         .27       (.11)      .48        .75
Less Distributions from and in Excess
  of Net Investment Income............      .18         .36        .39       .43        .43
                                         ------      ------     ------    ------    -------
NET ASSET VALUE, END OF THE PERIOD....   $ 6.63      $ 6.42     $ 6.51    $ 7.01    $  6.96
                                         ======      ======     ======    ======    =======

Total Return (b)......................    6.40%*      4.34%     -1.78%     6.95%     11.63%
Net Assets at End of the Period (In
  millions)...........................   $ 13.5      $ 12.0     $ 14.3    $  9.8    $   5.1
Ratio of Expenses to Average Net
  Assets (c)..........................    1.83%       1.92%      1.86%     1.85%      1.92%
Ratio of Net Investment Income to
  Average Net Assets (c)..............    6.15%       6.03%      5.47%     5.55%      6.38%
Portfolio Turnover....................      41%*        94%        43%       17%        18%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of up to 1%.

(c) For the years ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of February 28, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $602,113.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,242,978 which will expire between August 31, 2005 and August 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

    At February 28, 2001, for federal income tax purposes the cost of long-term investments is $256,309,764; the aggregate gross unrealized appreciation is $8,582,952 and the aggregate gross unrealized depreciation is $2,216,157, resulting in net unrealized appreciation on long-term investments of $6,366,795.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended February 28, 2001, the Fund's custody fee was reduced by $1,551 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       0.50%
Next $100 million...........................................       0.45%
Next $100 million...........................................       0.40%
Over $350 million...........................................       0.35%

    For the six months ended February 28, 2001, the Fund recognized expenses of approximately $5,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $14,800 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $223,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $59,400 are included in "Other Assets" on the Statement of Assets and Liabilities at February 28, 2001. Appreciation/depreciation and distributions received from these investments are

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 2001, capital aggregated $191,126,416, $65,170,638 and
$13,368,045 for Classes A, B and C, respectively. For the six months ended February 28, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,521,862    $ 29,415,027
  Class B.................................................   3,166,532      20,510,984
  Class C.................................................     426,554       2,763,687
                                                            ----------    ------------
Total Sales...............................................   8,114,948    $ 52,689,698
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     699,859    $  4,558,312
  Class B.................................................     207,774       1,350,390
  Class C.................................................      42,327         275,087
                                                            ----------    ------------
Total Dividend Reinvestment...............................     949,960    $  6,183,789
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,115,462)   $(20,241,049)
  Class B.................................................  (1,779,282)    (11,534,268)
  Class C.................................................    (303,400)     (1,960,133)
                                                            ----------    ------------
Total Repurchases.........................................  (5,198,144)   $(33,735,450)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    At August 31, 2000, capital aggregated $177,394,126, $54,843,532, and
$12,289,404 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    8,448,583    $ 54,386,861
  Class B................................................    3,809,888      24,453,486
  Class C................................................      760,252       4,905,718
                                                           -----------    ------------
Total Sales..............................................   13,018,723    $ 83,746,065
                                                           ===========    ============
Dividend Reinvestment:
  Class A................................................    1,243,796    $  7,985,395
  Class B................................................      350,931       2,247,285
  Class C................................................       83,463         534,849
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,678,190    $ 10,767,529
                                                           ===========    ============
Repurchases:
  Class A................................................  (10,108,865)   ($64,924,135)
  Class B................................................   (3,958,909)    (25,445,931)
  Class C................................................   (1,166,411)     (7,492,444)
                                                           -----------    ------------
Total Repurchases........................................  (15,234,185)   ($97,862,510)
                                                           ===========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2001 and the year ended August 31, 2000, 316,646 and 664,650 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2001 and the year ended August 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 28, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $31,100 and CDSC on redeemed shares of approximately $93,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $125,184,371 and $100,658,353, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 2001, are payments retained by Van Kampen of approximately $256,100.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C) 2001 Van Kampen Funds Inc. All rights reserved.